Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED MAY 21, 2021

TO THE

PROSPECTUS DATED APRIL 30, 2021

BRIGHTHOUSE/ABERDEEN EMERGING MARKETS EQUITY PORTFOLIO

Effectively immediately, the following changes are made to the prospectus of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I.

The subsection entitled “Principal Risks of Investing in the Portfolio – Emerging Markets Risk” is revised to add the following disclosure to the end of that subsection:

The Portfolio may purchase or obtain investment exposure to renminbi-denominated securities traded on exchanges located in the People’s Republic of China (“PRC”), such as equity securities traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”), through a variety of mutual market access programs (collectively, “China Connect”), such as the Shanghai-Hong Kong Stock Connect and the Shenzhen-Hong Kong Stock Connect Program (collectively, “Stock Connect”) or by other means. The less developed state of PRC’s investment and banking systems with respect to foreign investment subjects the settlement, clearing, and registration of transactions in that market to heightened risks. For example, China Connect program restrictions could limit the ability of the Portfolio to sell its China A-Shares in a timely manner, or to sell them at all. As such, the Portfolio may not be able to dispose of its China A-Shares or other China-related investments when it wants to, which could adversely affect the Portfolio’s performance or ability to meet its investment objective. Moreover, Stock Connect is subject to daily quota limits on purchases of China A-Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. In addition, Chinese authorities may intervene in China’s securities market and halt or suspend trading of securities (potentially indefinitely) and prevent the repatriation of capital from China. Additionally, investments through China Connect programs and other means of accessing Chinese markets are subject to various risks, including illiquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk and credit risk.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE